Exhibit 10.23

TRADUCCIÓN PÚBLICA

Río Cuarto, March 1, 2017

MOLINO CAÑUELAS S.A.

Kennedy N° 160, Cañuelas

Province of Buenos Aires

Argentine Republic

Re.: Proposal for Partial Transfer of Stock-in-Trade — Purchase and Sale of Cereals (FAS), Purchase and Sale of Inputs, Logistical Services and Other Services. PROPOSAL OF ADDENDUM No. 1

Dear Sirs,

On behalf of COMPAÑÍA ARGENTINA DE GRANOS S.A. (hereinafter referred to as “CAGSA”), I, Carlos A. Navilli, D.N.I. [National ID Document No.] 12,657,137, am pleased to submit to MOLINO CAÑUELAS S.A.C.I.F.I.A. (hereinafter referred to as MC and, jointly with CAGSA, the “PARTIES”) the following proposal for an amendment to the Proposal for the Partial Transfer of Stock-in-Trade — Purchase and Sale of Cereals (FAS), Purchase and Sale of Inputs, Logistical Services and Other Services (hereinafter referred to as the “Proposal”) dated December 1, 2017 (hereinafter referred to as “ADDENDUM No. 1”).

WHEREAS:

1) ANNEX 1.2.1. of the Proposal contained certain errors and omissions regarding the real property required to operate the Stock-in-Trade.

2) The Proposal contained a series of contracts that were assigned by CAGSA to MC so that the latter may continue to operate the transferred Stock-in-Trade (hereinafter referred to as “Assumed Contracts”);

3) The Assumed Contracts included all the leases of the real estate used to operate the commercial branches of the Stock-in-Trade that were in operational conditions and transferred to MC so that it would continue operating the Stock-in-Trade.

4) The Proposal expressly stated that THE PARTIES may incorporate new Assumed Contracts provided that they refer to operations related to the Stock-in-Trade and could not be assigned in due time for reasons beyond the PARTIES’ control, such as pending authorizations, registrations; and

5) As of the date of this proposal of ADDENDUM No. 1, there are other lease agreements used for the operation of other branches that may be transferred to be operated by MC as part of the acquired Stock-in-Trade.

NOW, THEREFORE, THE PARTIES hereby agree as follows:

ONE: To replace ANNEX 1.2.1. of the Proposal, with ANNEX 1.2.1. attached to this Addendum No. 1.

TWO: By virtue of Clause 3.4 of the Proposal, ANNEX 3.1. (the “Assumed Contracts”) signed jointly with the Proposal, is superseded by the document attached as ANNEX 3.1 to this proposal of ADDENDUM No. 1.

THREE: THE PARTIES hereby state that the Assumed Contracts included in ANNEX 3.1. attached to this ADDENDUM No. 1 are all of the contracts to be assigned to MC to operate the Stock-in-Trade. Notwithstanding the above, MC may assume CAGSA’s contractual position in each particular contract as it obtains the authorizations for their operation by the respective authorities and may withdraw from any of them if they are not necessary to operate the Stock-in-Trade on the basis of its business plan. To that end and for the purpose of notifying whomever it may concern, within a term of six (6), MC shall inform CAGSA of the contracts under which it shall assume its contractual position, and may request an additional term of three (3) months. Once the abovementioned term has elapsed, MC shall be deemed to have assumed the contractual position under all of the contracts indicated in ANNEX 3.1 of this ADDENDUM No. 1, and all pending notices shall be provided.

FOUR: All of the terms and conditions of all clauses of the Proposal that were not subject to amendment in this ADDENDUM No. 1 shall remain in full force and effect and shall govern the contractual relationship between THE PARTIES until their termination.

FIVE: This proposal of ADDENDUM No. 1 shall be understood to be accepted by MC if it sends a letter to CAGSA accepting it under the reference “ACCEPTANCE OF ADDENDUM No. 1,” within a term of 15 (fifteen) days of its receipt.

Sincerely,

[illegible signature]

Carlos A. Navilli

Proxy

COMPAÑÍA ARGENTINA DE GRANOS S.A.

ANNEX 1.2.1. LIST OF REAL PROPERTY AND COPY OF DEEDS

Location	Address	Province
AZUL	Ruta Nacional número 3 - Azul	BUENOS AIRES
BALCARCE	Av. Centenario 1552	BUENOS AIRES

CNEL. SUAREZ	Olavarria esq. Logia Lautaro	BUENOS AIRES
PIGUE	Parcela 1 - Quinta 6A 92-85-74 - Lote 1A	BUENOS AIRES
ADELIA MARIA	Almafuerte N° 1	CORDOBA
ADELIA MARÍA	Av. San Martín 691	CÓRDOBA
ADELIA MARÍA	Av. San Martin 711	CÓRDOBA
ADELIA MARÍA	Ruta Prov. N° 24	CÓRDOBA
CHARRAS	Estación del FFCC Gral. Mitre	CÓRDOBA
DEL CAMPILLO	Leopoldo Lugones S/N	CÓRDOBA
GRAL. LEVALLE	Francisco Masteri N° 810	CÓRDOBA
HUANCHILLA	Predio FFCC Nuevo Central Argentino	CÓRDOBA
LA CARLOTA (LA MAGDALENA)	Ruta N° 13 - km N° 1	CÓRDOBA
MACKENNA	Estación del FFCC, esq. Ruta N° 35	CÓRDOBA
MACKENNA	Lote A, Mza 54, Vicuña Mackenna, Pedañia La Cautiva	CÓRDOBA
MTE. DE LOS GAUCHOS	Predio Estación FFCC	CÓRDOBA
PUNTA DEL AGUA	Ruta Provincial 24 - Punta del Agua	CÓRDOBA
RIO CUARTO	Ruta NA 8 — Km. 602,5	CÓRDOBA
ROSALES	Parte de Lote 25, Fracción C, Estación Rosales	CÓRDOBA
SACANTA	Parcela 223-6179, Pedañia San Francisco, Depto. San Justo	CÓRDOBA
WASHINGTON	Ruta 7 —Km. 650 (Fracción A Mza 13)	CÓRDOBA
HILARIO LAGOS	Joaquín Armesto esq. Acceso Este	LA PAMPA
REALICO	Estación del Ferrocarril Sarmiento	LA PAMPA
JUSTO DARACT	Acc. Malvinas Argentinas esq. Predio de FFCC	SAN LUIS

ANNEX 3.1.

LIST OF ASSUMED CONTRACTS

COUNTERPARTY	PURPOSE OF THE CONTRACT
AGRONOMIA GARRE SA	Real property lease
BELGRANO CARGAS Y LOGISTICA S.A.	Real property lease
BELGRANO CARGAS Y LOGISTICA S.A.	Real property lease
BELGRANO CARGAS Y LOGISTICA S.A.	Real property lease
BELGRANO CARGAS Y LOGISTICA S.A.	Real property lease
BOTTARO HERNAN RUBEN Y BOTTARO FERNANDO RUBEN	Real property lease

FURFARO ERNESTO JOSE	Real property lease
LOPEZ NILDA GRACIELA	Real property lease
HERNAN BUCHHOLZ SA	Real property lease
CHERNE DE BENITEZ STELLA MARIS	Real property lease
DE BRITO HORACIO JOSE	Real property lease
PASEO DE LA RIBERA SA	Real property lease
PESCHIUTTA MIGUEL ANGEL	Real property lease
PESCHIUTTA RUBEN HILARIO	Real property lease
REPUESTOS DDR S.A.	Real property lease
SCHROH AGUSTIN ROBERTO	Real property lease
FERROEXPRESO PAMPEANO S.A. - MINIMUM LOAD AGREEMENT CORONEL HILARIO LAGOS STATION	Agreement
ESTEVEZ JUAN CARLOS	Real property lease
LOS ALERCES S.A.C.I.A.	Additional Agreement
MOLINOS FLORENCIA S.A.	Real property lease
ZURBRIGGEN GERMAN — VITTORE LEANDRO JOSE	Real property lease
MOLINOS FLORENCIA S.A.	Addendum
QUIROGA ALDO	Real property lease
MARTIRENA FERMIN - INTESTACY	Real property lease
CONDOMINIUM OSCAR A. BILO AND OTHERS	Real property lease
ROSSI IRMA OLGA - CATERA GABRIELA MARIA ANTONIA — CATERA ANDRES JOSE LUIS — CATERA JUAN PABLO	Real property lease
AGRO ADVANCE TECHNOLOGY S.A.	Private Agreement
FERNANDEZ BOO EZEQUIEL	Real property lease
MOLINOS FLORENCIA S.A.	Gratuitous loan
ESTATE OF ROBERTO CAPELARI	Real property lease
SPERANZA MARIA ROSA	Real property lease
LARRETAPE FERNANDO SERGIO	Real property lease
CAGNONE JUAN MANUEL EMILIANO	Real property lease
SANTA CECILIA DEL OESTE S.A.	Real property lease
OCHOA FAVIO ANGEL	Real property lease
MUÑOZ JOSE MARIA AND MARKUS JUAN MARTIN	Real property lease
CRECIENDO SA	Real property lease
AGROMECANICA BOLIVAR SRL	Real property lease
FOGLINO OSVALDO GUILLERMO - SALUD OCUPACIONAL	Service Agreement
SOCIEDAD RURAL DE LOBOS - OF. DE COLABORACION	Donation
ESPADA ESTEBAN DAMIAN — CORIA KARINA ALEJANDRA	Real property lease
NIDAN SA	Real property lease
HORACIO RUBEN BERTONE / SERGIO FERNANDO BERTONE	Real property lease

LA GALEZA SRL	Real property lease
TERRENO ZELMIRA MARIA	Real property lease
ENCODE SA	Confidentiality Agreement
BELGRANO CARGAS Y LOGÍSTICAS S.A.	Gratuitous loan
BLOOMBERG LP	Service Agreement
DEPONOA SRL	Real property lease
DANTE ABEL RODRIGUEZ	Real property lease
DON LISANDRO SRL	Real property lease
ALFREDO CÉSAR KOHLER and CECILIA INCHAUSTI DE KOHLER	Real property lease
HECTOR LUIS DI CANDIA, DNI [National ID No.:] 23,164,651 and GRACIELA NOEMI CASELLA, DNI: 10,841,292	Real property lease
AUDISIO PEDRO ROBERTO	Real property lease
MARVEGGIO HUGO EDGARDO AND ABAD ROBERTO OMAR	Real property lease
PEREYRA OSCAR ISMAEL	Real property lease
ASOCIACION DE COOPERATIVAS ARGENTINAS COOP. LTDA.	Gratuitous loan
ESTATE OF HERMINIO ANGEL PITTARO	Real property lease
MOLINO FLORENCIA S.A.	Real property lease
GOVERNMENT OF THE PROVINCE OF SAN LUIS	Gratuitous loan
FERROEXPRESO PAMPEANO S.A.	Real property lease
BELGRANO CARGAS Y LOGÍSTICAS S.A.	Real property lease
J.B.A. S.A.	Real property lease
GAP S.A	Real property lease
URBAN HUGO LUIS	Real property lease
GAR S.A.	Real property lease
TRONCOSO RICARDO CEFERINO and ANGEL HECTOR PECCIN	Real property lease
ALEJANDRO M. GAHAN and MARCELO F. CAPPELLETTI	Real property lease
BELGRANO CARGAS Y LOGÍSTICAS S.A.	Real property lease
FLORES HUGO ALFREDO	Real property lease
EL ANCHOZONAL S.R.L.	Real property lease
ARGAÑARAZ CARLOS ALBERTO	Real property lease
BERNARDINI JORGE A.	Real property lease
DI GIANNANTONIO EDITH ADELA X DIAZ EDGAR	Real property lease
FELICE JUAN ADOLFO	Real property lease
FLORES MARIA CRISTINA	Real property lease
GAITAN ERNESTO DOMINGO	Real property lease
GAMI COM SA	Real property lease
GENTILE ROBERTO DOMINGO	Real property lease

HERRERA MARTIN HORACIO	Real property lease
ISITEC SRL.	Real property lease
KAUER CARLOS FEDERICO	Real property lease
LEE LEONARDO	Real property lease
MAFFEZZINI ROSA LEONOR	Real property lease
MORALES VICENTE A. AND AGUIRRE BEATRIZ N.	Real property lease
NACCARATO ALEJANDRO GABRIEL	Real property lease
SCALELLA MARIA MARTA	Real property lease

[There is an illegible signature.]